SUNAMERICA SERIES TRUST

Supplement to the Statutory Prospectus Dated July 16, 2012

Effective immediately, for the SunAmerica Dynamic Strategy Portfolio (the “Portfolio”), in the Portfolio Summary, in the Investment Adviser section, the disclosure regarding the portfolio managers is supplemented by adding the following:

Name	Portfolio Manager of the Fund-of-Funds Component of the Portfolio Since	Title
Kara Murphy, CFA	2012	Portfolio Manager

In the Management section under Information about the Investment Adviser’s Management of the Fund-of Funds Component of the Portfolio, the last paragraph is deleted in its entirety and replaced with the following:

“The Fund-of-Funds Component of the Portfolio is managed by Timothy Pettee and Kara Murphy. Mr. Pettee joined SAAMCo in 2003 and is currently Senior Vice President and Chief Investment Officer. Ms. Murphy joined SAAMCo in 2006. In addition to her role as Director of Research of the Investment Department, she is a senior vice president and senior research analyst covering the financial sector.”

Date: August 16, 2012

Version: Class 3 Version 2